SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                November 3, 2003


                          EN POINTE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    000-28052              75-2467002
            --------                    ---------              ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S Employer
        incorporation)                                      Identification No.)

    100 N. Sepulveda Blvd., 19th Floor
          El Segundo, California                                  90245
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (310) 725-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events and Regulation FD Disclosure.

         On November 3, 2003, En Pointe Technologies, Inc. received confirmation from the Nasdaq Stock Market that the closing bid price of the Company's common stock had been at $1.00 per share or greater for at least 10 consecutive trading days. Accordingly, the Company has regained compliance with the bid price requirement for continued listing on the Nasdaq SmallCap Market.

Item 7. Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired: None.

         (b) Pro Forma Financial Information: None.

         (c) Exhibits: None.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EN POINTE TECHNOLOGIES, INC.


Date:  November 4, 2003                     By: /s/ Kevin D. Ayers
                                                -------------------------------
                                                Kevin D. Ayers
                                                Chief Financial Officer